PROPERTY PURCHASE AGREEMENT

THIS AGREEMENT is dated for reference the 30th day of September, 2011.

BETWEEN:

JASON McLAUGHLIN, with an address at 51 – 2562 Whiteley Court, North Vancouver, British Columbia, Canada V7J 2R5

(the "Seller")

OF THE FIRST PART

AND

BUCKINGHAM EXPLORATION INC., a company incorporated under the laws of the State of Nevada, with an executive office at Suite 418, 831 Royal Gorge Blvd., Canon City, Colorado, USA 81212

(the "Purchaser")

OF THE SECOND PART

W H E R E A S:

A.	The Seller is the legal and beneficial owner of an undivided interest in the mineral claims attached hereto as Schedule “A” and made a part of this Agreement; and

B.	The Seller wishes to sell to the Purchaser, and the Purchaser wishes to acquire from the Seller, all of the Seller’s undivided right, title and interest in and to the Property (as defined herein), on the terms and subject to the conditions set out in this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and of the mutual promises, covenants, conditions, representations and warranties herein set out, the parties hereto agree as follows:

1. INTERPRETATION

1.1 For the purposes of this Agreement, including the recitals and any schedules here to, unless there is something in the subject matter or context inconsistent therewith, the following words and expressions shall have the following meanings:

(a)	“1933 Act” means the United States Securities Act of 1933, as amended, promulgated by the United States Securities and Exchange Commission;

(b)	"Affiliate" means, with respect to any person, any other person directly or indirectly controlling, controlled by or under common control with the first person. The term “control” means the ability to direct the management and policies of such person, whether through ownership of equity, by contract or otherwise;

(c)	"Agreement" means this Agreement, as amended from time to time;

(d)	“person” includes any individual, sole proprietorship, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate and a natural person in his or her capacity as trustee, executor, administrator or other legal representative;

(e)	"Property" means the mineral property interests more particularly described in Schedule "A" hereto, together with all licenses, surface rights, mineral rights, personal property and permits associated therewith, and shall include any renewal thereof and any other form of successor or substitute title thereto;

(f)	“Regulation S” means Regulation S under the 1933 Act; and

(g)	"Shares" means 150,000 restricted shares of common stock in the capital of the Purchaser.

1.2 In this Agreement, all dollar amounts are expressed in Canadian Dollars, unless specifically provided to the contrary.

1.3 The titles to the respective Articles, Sections and paragraphs hereof shall not be deemed to be a part of this Agreement but shall be regarded as having been used for convenience only.

1.4 Words used herein importing the singular number shall include the plural, and vice-versa, and words importing the masculine gender shall include the feminine and neuter genders, and vice-versa, and words importing persons shall include firms, partnerships and corporations.

2. REPRESENTATIONS AND WARRANTIES

2.1 The Purchaser represents and warrants to the Seller that:

(a)	it is duly incorporated, validly subsisting and in good standing under the laws of the jurisdiction of its incorporation and is or will be qualified to do business and to hold an interest in the Property in the Province British Columbia;

(b)	it has full power and authority to carry on its business and to enter into this Agreement and any agreement or instrument referred to in or contemplated by this Agreement and to carry out and perform all of its obligations and duties hereunder; and

(c)	it has duly obtained all authorizations for the execution, delivery and performance of this Agreement, and such execution, delivery and performance and the consummation of the transactions herein contemplated will not conflict with, or accelerate the performance required by or result in any breach of any covenants or agreements contained in or constitute a default under, or result in the creation of any encumbrance, lien or charge under the provisions of its constating or initiating documents or any indenture, agreement or other instrument whatsoever to which it is a party or by which it is bound or to which it may be subject and will not contravene any applicable laws.

2.2 The Seller represents and warrants to the Purchaser that:

(a)	it has full power and authority to enter into this Agreement and any agreement or instrument referred to in or contemplated by this Agreement and to carry out and perform all of its obligations and duties hereunder, it has duly obtained all authorizations and consents as may be required for the execution, delivery and performance of this Agreement, and the sale of the Property will be made by it in accordance with all applicable law;

(b)	it is the sole legal and beneficial owner of a one hundred percent (100%) undivided interest in the Property;

(c)	the Property is assignable by the Seller to the Purchaser free and clear of all liens, charges and encumbrances and is not subject to any right, claim or interest of any other person, governmental body or other similar entity;

(d)	the Property is in good standing, including with respect to the filing of annual assessment work (if any), fees and taxes;

(e)	it has complied with all laws in effect in the jurisdiction in which the Property is located with respect to the Property, and such Property has been duly and properly recorded and located in accordance with such laws, and that the Purchaser may enter in, under or upon the Property for all purposes of this Agreement without making any payment to, and without accounting to or obtaining the permission of, any other person, governmental body or similar entity;

(f)	there is no adverse claim or challenge against or to the ownership of or title to the Property, or any portion thereof nor is there any basis therefor and there are no outstanding agreements or options to acquire or purchase the Property or any portion thereof or interest therein and no person has any royalty or interest whatsoever in production or profits from the Property or any portion thereof;

(g)	the conditions on and relating to the Property and operations conducted thereon are in full compliance with all applicable laws, regulations or orders relating to environmental matters including, without limitation, waste disposal and storage;

(h)	there are no outstanding orders or directions relating to environmental matters requiring any work, repairs, construction or capital expenditures with respect to the Property and the conduct of the operations related thereto, nor has it received any notice of the same, and it is not aware of any basis on which any such orders or direction could be made;

(i)	it is not aware of any material fact or circumstance which has not been disclosed to the Purchaser which should be disclosed in order to prevent the representations and warranties in this section from being misleading or which may be material in the Purchaser’s decision to enter into this Agreement and acquire the Property;

(j)	the Seller is resident in the Province of British Columbia, Canada, and has and will comply with all applicable securities laws, rules and regulations applicable to it in respect of the sale of the Property to the Purchaser and acquisition of the Shares in consideration thereof;

(k)	the Seller has completed and executed the Investor Exemptions Questionnaire attached as Schedule “B”;

(l)	the Seller is acquiring the Shares as principal for its own account and not for the benefit of any other person (within the meaning of applicable securities laws) and not with a view to resale or distribution of all or any of the Shares;

(m)	the Seller is not a U.S. Person, as defined in Regulation S under the 1933 Act, and is not acquiring the Shares for the account or benefit of any U.S. Person;

(n)	the Seller was not induced to purchase the Shares as a result of any advertisement or general solicitation made by the Purchaser or any directed selling efforts;

(o)	the Seller acknowledges and understands that none of the Shares have been or will be registered under the 1933 Act or any applicable state securities laws, and the Shares may not be offered or sold, directly or indirectly, in the United States to, or for the account or benefit of, a U.S. Person, unless registered under the 1933 Act and the securities laws of all applicable states or unless an exemption from such registration requirements is available and hedging transactions involving the Shares may not be conducted unless in compliance with the 1933 Act;

(p)	the Seller agrees to resell the Shares only in accordance with the provisions of Regulation S, pursuant to registration under the 1933 Act, or pursuant to an available exemption from such registration requirements, as well as the laws of its jurisdiction of residence, and agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the 1933 Act;

(q)	the Purchaser will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the 1933 Act, or pursuant to an available exemption from such registration requirements;

(r)	the Seller understands and acknowledges that the Shares will be subject to certain resale restrictions in the United States and Canada, the terms of which may be endorsed on the certificates representing such Shares, and the Seller agrees to comply with such resale restrictions. The Seller acknowledges that it has been advised to consult its own independent legal advisor with respect to the applicable resale restrictions and the Seller is solely responsible for complying with such restrictions and the Purchaser is not responsible for ensuring compliance by the Seller with the applicable resale restrictions; and

(s)	the Seller understands and acknowledges that upon the issuance thereof, and until such time as the same is no longer required under applicable requirements of the 1933 Act or applicable state securities laws, the certificates representing the Shares shall bear the following legends (or substantially equivalent language):

“NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

and

“UNLESS OTHERWISE PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM BRITISH COLUMBIA UNLESS THE CONDITIONS IN SECTION 12(2) OF BC INSTRUMENT 51-509 ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKET ARE MET.”

2.3 The representations and warranties hereinbefore set out are conditions on which the parties have relied in entering into this Agreement, are to be construed as both conditions and warranties and shall, regardless of any investigation which may have been made by or on behalf of any party as to the accuracy of such representations and warranties, survive the closing of the transactions contemplated hereby and each of the parties will indemnify and save the other harmless from all loss, damage, costs, actions and suits arising out of or in connection with any breach of any representation or warranty contained in this Agreement, and each party shall be entitled, in addition to any other remedy to which it may be entitled, to set off any such loss, damage or costs suffered by it as a result of any such breach against any payment required to be made by it to any other party hereunder.

3. PURCHASE AND SALE

3.1 The Seller hereby irrevocably sells to the Purchaser, and the Purchaser hereby acquires from the Seller, all of the Seller’s undivided right, title and interest in and to the Property, on the terms and subject to the conditions set out in this Agreement, free and clear of all liens, charges, encumbrances, claims, royalties, rights or interest of any kind, in consideration for 150,000 restricted Shares.

3.2 At closing, the Seller agrees to deliver full title to the Property to the Purchaser and the Purchaser agrees to deliver the Shares to the Seller. The Purchaser and the Seller agree to further execute and deliver all other documents and instruments that may be required to give effect to the transfer of all of the right, title and interest of the Seller in the Property to the Purchaser hereunder, including the filing of applicable documents required to effect the transfer of the Property in the appropriate land title office(s) in the jurisdiction in which the Property is located.

4. TRANSFER OF PROPERTY

4.1 The Seller hereby covenants and agrees to execute and deliver all further agreements, instruments or documents, and to do all such other acts and things as may be required to transfer all the Seller’s right, title and interest in and to the Property to the Purchaser, including:

(a)	a registerable transfer or transfers of any licences and exploitation concessions comprising the Property, or such other instrument as may be required pursuant to the laws of the Province of British Columbia to effect such transfer, transferring to the Purchaser a one hundred percent (100%) interest therein, which the Purchaser will be entitled to register against the title to those licences, concessions and Property; and

(b)	the transfer and assignment of any option, right of refusal or other claim to the Property held by the Seller or through the Seller by any third party, all of which are disclosed in Schedule “C” hereto, to the Purchaser or its nominee on the same terms and in good standing, and the Purchaser or its nominee will assume all rights and obligations of the Seller under any such option, right of refusal or other claim to the licences or Property, from and after the date of execution of this Agreement.

4.2 Pending filing of transfer documents pursuant to Section 4.1, the parties acknowledge the right and privilege of the Seller and Purchaser to file, register or to otherwise deposit a memorandum of this Agreement, caveat, or lis pendens at any time in the appropriate land title office(s) of the jurisdiction in which the Property is located to give third parties notice of this Agreement, and hereby agree, each with the other, to do or cause to be done all acts or things reasonably necessary to effect such registration to the extent permitted by law.

5. LITIGATION

5.1 This Agreement shall be interpreted in accordance with the laws of the Province of British Columbia, Canada and the federal laws of Canada applicable therein. Any dispute, disagreement, conflict of interpretation or claim arising out of or relating to this Agreement, or its enforcement, shall be governed by the laws of the Province of British Columbia, Canada and the parties hereby irrevocably and unconditionally attorn to the jurisdiction of the courts of the Province of British Columbia, Canada in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding between them shall be heard and determined in such jurisdiction.

6. CONFIDENTIALITY

6.1 All information and data concerning the Property and this Agreement shall be kept confidential by the Seller and, except to the extent required by law or by regulation of any governmental body, shall not be disclosed to any person other than the Seller’s professional advisors or an Affiliate without the prior written consent of the Purchaser.

7. PERSONAL INFORMATION

7.1 This Agreement requires the Purchaser to provide certain personal, corporate or otherwise confidential information (the “Personal Information”) concerning the Seller to securities regulatory authorities. Such information is being collected by the regulatory authorities for the purposes of completing this transaction, which includes, without limitation, the issuance of the Shares and completing filings required by any governmental body. The Seller’s personal information may be disclosed by the Purchaser to: (a) governmental authorities, (b) a relevant registrar or transfer agent, and (c) any of the other parties involved in this transaction to whom the Purchaser has a duty of disclosure. By executing this Agreement, the Seller is deemed to be consenting to the foregoing collection, use and disclosure of its Personal Information. The Seller also consents to the filing of copies or originals of any of its documents described in this Agreement as may be required to be filed with any governmental authority in connection with the transactions contemplated hereby.

8. FURTHER ASSURANCES

8.1 Each of the parties covenants and agrees, from time to time and at all times, to do all such further acts and execute and deliver all such further deeds, documents and assurances as may be reasonably required in order to fully perform and carry out the terms and intent of this Agreement.

9. NOTICE

9.1 The parties agree that where any notice is required or permitted to be given or delivered it may be effectively given or delivered if it is delivered personally, by electronic mail (“email”) or by mailing the same by prepaid registered or certified mail or by facsimile (“fax”) at the postal or email addresses or facsimile numbers set out above or to such other addresses or facsimile numbers as the party entitled to or receiving such notice may notify the other party as provided for herein. Delivery will be deemed to have been received:

(a)	the same day if given by personal service or if transmitted electronically by email or fax; or

(b)	ten (10) business days following the day of posting if sent by regular post, except in the event of disruption of the postal service in which event notice will be deemed to be received only when actually received.

9.2 Any party may at any time give notice in writing to the others of any change of address, and from and after the giving of such notice, the address therein specified will be deemed to be the address of such party for the purposes of giving notice hereunder.

10. TIME OF THE ESSENCE

10.1 Time shall be of the essence in the performance of this Agreement.

11. ENUREMENT

11.1 This Agreement shall enure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

12. SEVERABILITY

12.1 If any one or more of the provisions contained herein should be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provisions shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

13. AMENDMENT AND ASSIGNMENT

13.1 No alteration or amendment to this Agreement shall take effect unless it is in writing duly executed by the parties hereto. This Agreement may not be assigned by either party hereto without the express written consent of the other party.

14. INDEPENDENT LEGAL ADVICE

14.1 Each party to this Agreement confirms and acknowledges that it has been provided with an opportunity to seek independent legal advice with respect to its rights, entitlements, liabilities and obligations hereunder and understands that it has been recommended that such advice be sought prior to entering into this Agreement.

15. ENTIRE AGREEMENT

15.1 This Agreement constitutes and contains the entire agreement and understanding between the parties and supersedes all prior agreements, memoranda, correspondence, communications, negotiations and representations, whether oral or written, express or implied, statutory or otherwise between the parties or any of them with respect to the subject matter hereof.

16. COUNTERPARTS

16.1 This Agreement may be executed in two or more counterparts, each of which will be deemed an original and all of which together will constitute one complete Agreement duly executed by the parties. Where counterparts are delivered in original or faxed form or by scanned email, the parties adopt any such signatures as the original signatures of the parties.

IN WITNESS WHEREOF the parties have executed this Agreement as of the day, month and year first above written.

BUCKINGHAM EXPLORATION INC.

Per:	/s/ C. Robin Relph
Name

Chairman and CFO
Title

/s/ Jason McLaughlin
JASON McLAUGHLIN

SCHEDULE "A"

DESCRIPTION OF PROPERTY

Tenure	Claim		Tenure	Tenure	Map				Area
Number	Name	Owner	Type	Sub Type	Number	Issue Date	Good To Date	Status	(ha)
848961	BYNG	202295 100%	Mineral	Claim	092B	2011/mar/15	2012/mar/15	GOOD	509.22
848962	TRAMP	202295 100%	Mineral	Claim	092B	2011/mar/15	2012/mar/15	GOOD	509.30

Schedule B

SCHEDULE “C”

CLAIMS TO THE PROPERTY

None.